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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date earliest event reported): November 20, 2000


                        WFS Financial 2000-C Owner Trust
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


          Nevada                     333-40776              33-0885464
-----------------------------     ---------------      --------------------
(State or other jurisdiction       (Commission            (IRS employer
        of incorporation)          file number)         identification no.)


WFS Receivables Corporation 2 (as Originator)
6655 West Sahara Avenue
Las Vegas, Nevada                                              89146
---------------------------------------------              -----------
(Address of principal executive offices)                    (Zip code)


Registrant's telephone number, including area code: (702) 227-8100




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ITEM 5. OTHER EVENTS

On August 2, 2000, the Commission declared effective a Registration Statement on Form S-3 (File No. 333-40776) under the Securities Act of 1933, as amended (the "Securities Act"), providing for the issuance by the Originator of several series of asset-backed securities through a series of trusts to be originated by the Originator. The WFS Financial 2000-C Owner Trust (the "Trust") was the first of those trusts to be so originated and the Trust issued the following securities pursuant to a prospectus dated as of August 4, 2000 consisting of a prospectus supplement and base prospectus (the "Prospectus"):

         $247,000,000 of 6.841% Auto Receivable Backed Notes, Class A-1,
         $332,000,000 of 7.01% Auto Receivable Backed Notes, Class A-2,
       $481,000,000 of 7.07% Auto Receivable Backed Notes, Class A-3, and
         $330,000,000 of 7.17% Auto Receivable Backed Notes, Class A-4.

The Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes (the "Notes") were issued by the Trust on August 16, 2000. Notes are secured by the assets of the Trust. The Notes were issued in fully-registered form in denominations of $1,000 and integral multiples thereof. As more fully described in the Prospectus, the assets of the Trust will include (i) a pool of retail in stallment contracts secured by liens on new and used automobiles and light trucks ("Contracts"), (ii) a financial guaranty insurance policy issued by Financial Security Assurance Inc. (the "In surer"), and (iii) certain accounts maintained by the Trustee on behalf of the Trust, including all investments held thereby and all income from the investment of funds therein and all proceeds therefrom.

Pursuant to the Sale and Servicing Agreement ("Agreement") entered into by and among the Trust, WFS Financial Inc (the "Master Servicer") and the Originator of the Trust, the Indenture Trustee will deliver to each Noteholder with respect to each quarterly distribution to holders of the Notes a statement (the "Statement to Securityholders") setting forth certain current information required by the Agreement. In addition, and also as required by the Agreement, the Master Servicer is required to provide to both the Indenture Trustee and the Owner Trustee a report regarding the assets of the Trust and the proceeds received by it therefrom as to the quarterly reporting period preceding each Distribution Date (the "Distribution Date Statement"). Copies of the Statement to Securityholders and the Distribution Date Statement with respect to the November 20, 2000 Distribution Date is filed herewith as Exhibits 21.1 and 21.2, respectively, and are incorporated herein by this refer ence. Pursuant to the Agreement, proceeds of the Contracts in the amount of $138,014,051.73 were invested by the Indenture Trustee during the Due Period with respect to the current Distribu tion Date in the Reinvestment Contract entered into among Western Financial Bank, WFS Finan cial Auto Loans 2, Inc. and the Indenture Trustee (the "RIC"), and $138,014,051.73 was distributed from the RIC to the Indenture Trustee for distribution to the holders of the Notes and as otherwise required by the Indenture and Sale and Servicing Agreement applicable to the Trust on the current Distribution Date.



No matters occurred within the period as to which this Current Report on Form 8-K relates that would be reportable under Items 1 through 5 of Part II of Form 10-Q.




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

The exhibits listed on the Exhibit Index on page 5 of this Form 8-K are filed herewith.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WFS FINANCIAL 2000-C OWNER TRUST

                              By: WFS Financial Inc
                                  as Master Servicer

Date:    November 30, 2000    /s/ MARK OLSON
                              --------------------------------------------------
                              Mark Olson, Senior Vice President and Controller


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                                INDEX TO EXHIBITS

Exhibit No.                  Description                                           Page

   21.1       Statement to Securityholders as to the                                ___
              November 20, 2000 Distribution Date

   21.2       Distribution Date Statement dated as of                               ___
              October 31, 2000 for the November 20, 2000 Distribution Date

   21.3       Consolidated financial statements of Financial                        ___
              Security Assurance Inc. and Subsidiaries as of December 31,
              1999 and 1998, and for each of the three years in the period ended December 31, 1999 (Incorporated by reference from the
              Annual Report on Form 10-K of Financial Security Assurance
              Holdings Inc. for the year ended December 31, 1999
              (file # 1-12644) as filed on or about March 24, 2000)

   21.4       Condensed consolidated financial statements of                        ___
              Financial Security Assurance Inc. for the three month period ended March 31, 2000 (Incorporated by reference from the
              Quarterly Report on Form 10-Q of Financial Security Assurance
              Holdings Inc. for the quarter ended March 31, 2000
              (file # 1-12644) as filed on or about May 12, 2000).

   21.5       Condensed consolidated financial statements of                        ___
              Financial Security Assurance Inc. for the six month period ended June 30, 2000 (Incorporated by reference from the
              Quarterly Report on Form 10-Q of Financial Security Assurance
              Holdings Inc. for the quarter ended June 30, 2000
              (file # 1-12644) as filed on or about August 14, 2000).

   21.6       Condensed consolidated financial statements of                        ___
              Financial Security Assurance Inc. for the nine month period ended September 30, 2000 (Incorporated by reference from
              the Quarterly Report on Form 10-Q of Financial Security
              Assurance Holdings Inc. for the quarter ended September 30,
              2000 (file # 1-12644) as filed on or about November 13,
              2000).


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